EXHIBIT 10.10

FORMS OF EQUITY AWARD DOCUMENTSFOR AWARDS UNDER THE
ACORDA THERAPEUTICS, INC. 2015 OMNIBUS INCENTIVE COMPENSATION PLAN

1.    Non-Statutory Stock Option Certificate

2.    Incentive Stock Option Certificate

3.    Restricted Stock Agreement

4.    Non-Statutory Stock Option Certificate (directors)

Option Number:	[__]	Shares

ACORDA THERAPEUTICS, INC.

2015 Omnibus Incentive Compensation Plan
Non-Statutory Stock Option Certificate

Acorda Therapeutics, Inc. (the “Company”), a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, par value $0.001 per share, of the Company (the “Option”) under and subject to the Company’s 2015 Omnibus Incentive Compensation Plan (the “Plan”) exercisable on the following terms and conditions and those additional Terms and Conditions set forth on the reverse side of or attached to this Certificate:

Name of Optionee:
Address:
Social Security No:
Number of Shares:
Option Price:	$
Date of Grant:
Vesting Start Date:

The Option is not an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

Please refer to the table below for the details of the Exercisability Schedule as well as your E-Trade account under the Stock Plan tab. Total vesting shall not exceed [__] shares.

Exercisability Schedule

Annual Shares	Vest Schedule Ending On Annual Vest Date	Annual Vest Dates

Expiration Date:

By online acceptance of this Option via the E-Trade website, the Optionee acknowledges that he or she has reviewed and agrees to be bound by the terms and conditions hereof.

ACORDA THERAPEUTICS, INC. 2015 OMNIBUS INCENTIVE COMPENSATION PLAN

Non-Statutory Stock Option Terms and Conditions

1.      Plan Incorporated by Reference.  This Option is issued pursuant to the terms of the Plan and may be amended as provided in the Plan.  Capitalized terms used and not otherwise defined in these Terms and Conditions or the Non-Statutory Stock Option Certificate to which these Terms and Conditions are attached (the “Certificate”) have the meanings given to them in the Plan.  The Certificate and these Terms and Conditions do not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference.  The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding.  The Optionee acknowledges receipt of a copy of the Plan, and additional copies of the Plan may be obtained upon written request without charge from the Company. In the event of a conflict between the Plan, on the one hand, and the Certificate and these Terms and Conditions, on the other, the terms of the Plan shall control.

2.      Option Price.  The price to be paid for each share of Common Stock issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of the Certificate.

3.      Exercisability Schedule.  This Option may be exercised at any time and from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of the Certificate (or to the extent the Option otherwise vests as provided herein), but only for the purchase of whole shares.  This Option may not be exercised as to any shares after the Expiration Date.

        4.      Method of Exercise.  To exercise this Option, the Optionee shall deliver written notice of exercise to the Company in a form specified by the Company stating the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form that is approved at the time by the Committee.  Promptly following such notice, the Company will deliver to the Optionee a certificate representing the number of shares with respect to which the Option is being exercised.

5.      Non-Statutory Stock Option.  The Option is a Non-Statutory Stock Option.

6.      Rights as a Stockholder or Employee.  The Optionee shall not have any rights in respect of shares as to which the Option shall not have been exercised and payment made as provided above.  The Optionee shall not have any rights to continued employment by the Company or any Subsidiary by virtue of the grant of this Option.

7.      Option Not Transferable.  This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionee’s lifetime, only by Optionee.  Any attempted assignment, transfer, pledge, hypothecation or other disposition other than in accordance with the terms set forth herein and in the Plan shall be void and of no effect.

8.      Compliance with Securities Laws.  It shall be a condition to the Optionee’s right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company’s Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionee shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionee, or both.  The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

9.      Payment of Taxes.  The Optionee shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld with respect to the exercise of this Option.  The Committee may, in its discretion, require any other Federal or state taxes imposed on the sale of the shares to be paid by the Optionee.  If and only if the Committee provides authorization in its discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued at their Fair Market Value on the date of delivery.  The Company and its Subsidiaries may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionee.

10.           Termination, Retirement, and Disability.  If an Optionee ceases to be an employee of the Company or one of its Subsidiaries, then the Option shall be forfeited except that, to the extent vested at the time of such termination of employment, the Option shall be exercisable as described in the following provisions:

(i)      if termination is voluntary or involuntary without Cause, the Optionee may exercise the Option within three (3) months after termination (but not after the expiration date of the Option) to the extent of the number of shares subject to the Option which are vested as of the date of termination;

(ii)      if termination is for Cause, the Option shall be cancelled as of the date of termination and will no longer be exercisable;

(iii)      if termination is by reason of Retirement, the Option may be exercised within three (3) years after termination (but not after the expiration date of the Option) to the extent of the number of shares subject to the Option which are vested as of the date of termination;

(iv)      if termination is by reason of Disability, the Option may be exercised within one (1) year after termination (but not after the expiration date of the Option) to the extent of the number of shares subject to the Option which are vested as of the date of termination; and

(v)      If termination is by reason of death, the Option may be exercised by the Optionee’s estate, or by any person who acquires the right to exercise the Option by reason of the Optionee’s death, within one (1) year after death (but not after the expiration date of the Option) to the extent of the number of shares subject to the Option which are vested as of the date of termination (subject to the accelerated vesting provisions of Section 11, if applicable).

(vi)                 For these purposes:

“Cause” means (i) willful misconduct; (ii) willful or gross neglect; (iii) failure to materially perform one’s job duties; (iv) insubordination; (v) willful failure to materially comply with the Company’s policies and practices; (vi) acts of moral turpitude, theft or dishonesty; (vii) a felony conviction, or (viii) acts that are (or could be expected to be) damaging or detrimental to the Company.  Notwithstanding the foregoing, if the Optionee is a party to an employment or similar agreement with the Company (or any Subsidiary of the Company) and such agreement contains a definition of “Cause” or similar term, such definition shall constitute the definition of “Cause” under this Agreement.

“Disability” means incapacity of an Optionee as a result of demonstrable illness (including mental illness), injury, or disease that prevents the Optionee from engaging in any occupation or performing any work for remuneration or profit for which the Optionee is reasonably qualified (or may reasonably become qualified) by reason of education, work, or experience.  However, the term “Disability” shall not include any illness, injury, or disease that resulted from or consists of incapacity resulting from illegal drug use; was contracted, suffered, or incurred while the Optionee was engaged in criminal conduct; or was intentionally self-inflicted total and permanent disability as defined in Section 22(e)(3) of the Code.

“Retirement” means an Optionee’s voluntary termination of employment with the Company or one of its Subsidiaries after having attained both the age of 65 and five (5) or more years of service with the Company or one of its Subsidiaries.

11.           Vesting Upon Death.  In the event of the termination of the Optionee’s employment due to death while this Option is outstanding, this Option shall become fully vested, notwithstanding the vesting schedule in the Certificate, provided that:

(i)      the Optionee had at least one full year of service with the Company and had not been on probation during the 24-month period preceding death;

(ii)      the Optionee had not been on disability leave for longer than two consecutive years at the time of death; and

(iii)      the Optionee’s death was not due to suicide or did not result from any illness, injury, or disease that resulted from illegal drug use; was not incurred while the Optionee was engaged in criminal conduct; and was not intentionally self-inflicted.

12.           Change in Control.  In the event a Change in Control occurs, the Option shall be treated as specified in the Plan.

13.           Board Determinations.  In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by the Certificate or these Terms and Conditions, the determination by the Board (or the Committee established by the Board to administer the Plan) of the rights of the Optionee shall be conclusive, final and binding upon Optionee and upon any other person who shall assert any right pursuant to the Certificate or these Terms and Conditions.

14.           Entire Understanding.  The Certificate, these Terms and Conditions, and the Plan constitute the entire understanding between the Optionee and the Company regarding the Option, except that any terms and conditions in any written employment or similar agreement with the Company or one of its Subsidiaries regarding the vesting or exercise of Option shall be deemed incorporated by reference.  Any prior agreements, commitments, or negotiations concerning the Option (other than terms and conditions in a written employment or similar agreement with the Company or one of its Subsidiaries regarding the vesting or exercise of the Option) are superseded.

Option Number:	[__]	Shares

ACORDA THERAPEUTICS, INC.

2015 Omnibus Incentive Compensation Plan
Incentive Stock Option Certificate

Acorda Therapeutics, Inc. (the “Company”), a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, par value $0.001 per share, of the Company (the “Option”) under and subject to the Company’s 2015 Omnibus Incentive Compensation Plan (the “Plan”) exercisable on the following terms and conditions and those additional Terms and Conditions set forth on the reverse side of or attached to this Certificate:

Name of Optionee:
Address:
Social Security No:
Number of Shares:
Option Price:	$
Date of Grant:
Vesting Start Date:

The Option is intended to be an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) to the extent that the aggregate fair market value (determined at the Date of Grant) of the shares of Common Stock with respect to which the Option first becomes exercisable hereunder does not, when added to the aggregate value (determined as of the applicable date of grant) of the Common Stock with respect to which any other incentive options granted to Optionee prior to the Date of Grant first become exercisable during the same calendar year, exceed one hundred thousand dollars ($100,000) in the aggregate; provided, however, that to the extent that all or any portion of the Option does not otherwise qualify as an incentive stock option under Code Section 422, the Option shall be treated as a non-statutory stock option and not as an incentive stock option.

Please refer to the table below for the details of the Exercisability Schedule as well as your E-Trade account under the Stock Plan tab. Total vesting shall not exceed [__] shares.

Exercisability Schedule

Annual Shares	Vest Schedule Ending On Annual Vest Date	Annual Vest Dates

Expiration Date:

Other Special Provisions:

Although this Option is intended to be treated as an Incentive Stock Option under Section 422 of the Code to the extent described above, the Company does not and cannot guaranty or warranty that the Option will be so treated.  Certain acts of the Optionee such as disposing of the Stock issued pursuant to this Option prior to the expiration of the holding periods required under Code Section 422 will prevent this Option from being treated as an Incentive Stock Option.

By online acceptance of this Option via the E-Trade website, the Optionee acknowledges that he or she has reviewed and agrees to be bound by the terms and conditions hereof.

ACORDA THERAPEUTICS, INC. 2015 OMNIBUS INCENTIVE COMPENSATION PLAN

Incentive Stock Option Terms and Conditions

1.      Plan Incorporated by Reference.  This Option is issued pursuant to the terms of the Plan and may be amended as provided in the Plan.  Capitalized terms used and not otherwise defined in these Terms and Conditions or the Incentive Stock Option Certificate to which these Terms and Conditions are attached (the “Certificate”) have the meanings given to them in the Plan.  The Certificate and these Terms and Conditions do not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference.  The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding.  The Optionee acknowledges receipt of a copy of the Plan, and additional copies of the Plan may be obtained upon written request without charge from the Company. In the event of a conflict between the Plan, on the one hand, and the Certificate and these Terms and Conditions, on the other, the terms of the Plan shall control.

2.      Option Price.  The price to be paid for each share of Common Stock issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of the Certificate.

3.      Exercisability Schedule.  This Option may be exercised at any time and from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of the Certificate (or to the extent the Option otherwise vests as provided herein), but only for the purchase of whole shares.  This Option may not be exercised as to any shares after the Expiration Date.

           4.      Method of Exercise.  To exercise this Option, the Optionee shall deliver written notice of exercise to the Company in a form specified by the Company stating the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form that is approved at the time by the Committee.  Promptly following such notice, the Company will deliver to the Optionee a certificate representing the number of shares with respect to which the Option is being exercised.

5.      Treatment as Incentive Stock Option.  Although the Option is intended to be an incentive stock option, the Company does not warrant that the Option will be treated as an incentive stock option for tax purposes.  To the extent that the Option fails for any reason to satisfy the requirements applicable to incentive stock options, the Option shall be a non-statutory stock option.  The Option will not be treated as an incentive stock option for income tax purposes if the Optionee sells or otherwise disposes of shares issued upon exercise before the later of: (i) the first anniversary of the date the shares are delivered to the Optionee, or (ii) the second anniversary of the date of grant set forth in the Certificate.  Any earlier sale or disposition of shares will be a “disqualifying disposition.”  The Optionee must notify the Company of any disqualifying disposition within 30 days after it occurs.  Any portion of the Option that is exercised more than three (3) months after the Optionee ceases to be an employee of the Company for any reason other than disability or death (to the extent the Option has not expired) will be treated as a non-statutory stock option.  In case of termination due to disability, the three-month period will be extended to 12 months.  If the Optionee dies before exercising the Option, it may be treated as an incentive stock option only to the extent that the Option would have been treated as an incentive stock option if the Optionee had exercised it on the date of death.

6.      Rights as a Stockholder or Employee.  The Optionee shall not have any rights in respect of shares as to which the Option shall not have been exercised and payment made as provided above.  The Optionee shall not have any rights to continued employment by the Company or any Subsidiary by virtue of the grant of this Option.

7.      Option Not Transferable.  This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionee’s lifetime, only by Optionee.  Any attempted assignment, transfer, pledge, hypothecation or other disposition other than in accordance with the terms set forth herein and in the Plan shall be void and of no effect.

8.      Compliance with Securities Laws.  It shall be a condition to the Optionee’s right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company’s Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionee shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionee, or both.  The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

9.      Payment of Taxes.  The Optionee shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld with respect to the exercise of this Option.  The Committee may, in its discretion, require any other Federal or state taxes imposed on the sale of the shares to be paid by the Optionee.  If and only if the Committee provides authorization in its discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued at their Fair Market Value on the date of delivery.  The Company and its Subsidiaries may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionee.

10.           Termination, Retirement, and Disability.  If an Optionee ceases to be an employee of the Company or one of its Subsidiaries, then the Option shall be forfeited except that, to the extent vested at the time of such termination of employment, the Option shall be exercisable as described in the following provisions:

(i)      if termination is voluntary or involuntary without Cause, the Optionee may exercise the Option within three (3) months after termination (but not after the expiration date of the Option) to the extent of the number of shares subject to the Option which are vested as of the date of termination;

(ii)      if termination is for Cause, the Option shall be cancelled as of the date of termination and will no longer be exercisable;

(iii)      f termination is by reason of Retirement, the Option may be exercised within three (3) years after termination (but not after the expiration date of the Option) to the extent of the number of shares subject to the Option which are vested as of the date of termination;

(iv)      if termination is by reason of Disability, the Option may be exercised within one (1) year after termination (but not after the expiration date of the Option) to the extent of the number of shares subject to the Option which are vested as of the date of termination; and

(v)      If termination is by reason of death, the Option may be exercised by the Optionee’s estate, or by any person who acquires the right to exercise the Option by reason of the Optionee’s death, within one (1) year after death (but not after the expiration date of the Option) to the extent of the number of shares subject to the Option which are vested as of the date of termination (subject to the accelerated vesting provisions of Section 11, if applicable).

(vi)                 For these purposes:

“Cause” means (i) willful misconduct; (ii) willful or gross neglect; (iii) failure to materially perform one’s job duties; (iv) insubordination; (v) willful failure to materially comply with the Company’s policies and practices; (vi) acts of moral turpitude, theft or dishonesty; (vii) a felony conviction, or (viii) acts that are (or could be expected to be) damaging or detrimental to the Company.  Notwithstanding the foregoing, if the Optionee is a party to an employment or similar agreement with the Company (or any Subsidiary of the Company) and such agreement contains a definition of “Cause” or similar term, such definition shall constitute the definition of “Cause” under this Agreement.

“Disability” means incapacity of an Optionee as a result of demonstrable illness (including mental illness), injury, or disease that prevents the Optionee from engaging in any occupation or performing any work for remuneration or profit for which the Optionee is reasonably qualified (or may reasonably become qualified) by reason of education, work, or experience.  However, the term “Disability” shall not include any illness, injury, or disease that resulted from or consists of incapacity resulting from illegal drug use; was contracted, suffered, or incurred while the Optionee was engaged in criminal conduct; or was intentionally self-inflicted total and permanent disability as defined in Section 22(e)(3) of the Code.

“Retirement” means an Optionee’s voluntary termination of employment with the Company or one of its Subsidiaries after having attained both the age of 65 and five (5) or more years of service with the Company or one of its Subsidiaries.

11.           Vesting Upon Death.  In the event of the termination of the Optionee’s employment due to death while this Option is outstanding, this Option shall become fully vested, notwithstanding the vesting schedule in the Certificate, provided that:

(i)      the Optionee had at least one full year of service with the Company and had not been on probation during the 24-month period preceding death;

(ii)      the Optionee had not been on disability leave for longer than two consecutive years at the time of death; and

(iii)      the Optionee’s death was not due to suicide or did not result from any illness, injury, or disease that resulted from illegal drug use; was not incurred while the Optionee was engaged in criminal conduct; and was not intentionally self-inflicted.

12.           Change in Control.  In the event a Change in Control occurs, the Option shall be treated as specified in the Plan.

13.           Board Determinations.  In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by the Certificate or these Terms and Conditions, the determination by the Board (or the Committee established by the Board to administer the Plan) of the rights of the Optionee shall be conclusive, final and binding upon Optionee and upon any other person who shall assert any right pursuant to the Certificate or these Terms and Conditions.

14.           Entire Understanding.  The Certificate, these Terms and Conditions, and the Plan constitute the entire understanding between the Optionee and the Company regarding the Option, except that any terms and conditions in any written employment or similar agreement with the Company or one of its Subsidiaries regarding the vesting or exercise of Option shall be deemed incorporated by reference.  Any prior agreements, commitments, or negotiations concerning the Option (other than terms and conditions in a written employment or similar agreement with the Company or one of its Subsidiaries regarding the vesting or exercise of the Option) are superseded.

Restricted Stock Number:

RESTRICTED STOCK AGREEMENT

This Agreement is entered into as of the [OPTION_DATE] by and between ACORDA THERAPEUTICS, INC., a Delaware corporation (“Company”), and [NAME] (“Employee”) at [ADDRESS].

WITNESSSETH:

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, in accordance with the Acorda Therapeutics, Inc. 2015 Omnibus Incentive Compensation Plan (the “Plan”) the parties hereto hereby agree as follows (all capitalized terms herein not otherwise defined shall have the meanings set forth in the Plan):

1.                 Grant.  Simultaneously herewith, the Company has made a restricted stock award to Employee and has issued %%TOTAL_SHARES_GRANTED,’999,999,999’%-% shares of the Company’s common stock, $.001 par value per share (such common stock hereinafter being referred to as the “Common Stock” and such shares hereinafter being referred to as the “Restricted Stock”), registered in the name of Employee, subject to the terms of the Plan and the restrictions and provisions of this Agreement.

2.                 Treatment During Restricted Period.

a.  Certificates.  Each certificate representing shares of Restricted Stock, if issued, shall be registered in the name of the Employee and held, together with a stock power endorsed in blank, by the Company, subject to the provisions hereof.  Each such certificate of Restricted Stock shall bear a legend reflecting the limitation of transferability, the risk of forfeiture and other restrictions under this Agreement and applicable securities law restrictions.

b.  Restrictions Applicable Prior to Vesting.  Shares of Restricted Stock shall be subject to the following restrictions until they vest:

  i)              Nontransferability.  Except as otherwise required by law, Restricted Stock which has not vested may not be sold, assigned, exchanged, transferred, pledged, hypothecated or otherwise disposed of, except to the Company as provided herein.

 ii)              Voting.  Employee hereby appoints the Company’s General Counsel or any successor appointed by the Company (the “Trustee”) to act as Employee’s proxy, and grants the Trustee the power to vote the unvested shares of Restricted Stock at any annual or special meeting of stockholders of the Company, or any adjournment or adjournments thereof at which the shares would be entitled to vote.  The Trustee will vote such shares in connection with any matter on a pro rata basis in accordance with all other shares voted with respect to such matter.  This proxy is coupled with an interest and is irrevocable.

iii)              Dividends and Distributions.  Any cash dividends or other distributions in respect of the shares of Restricted Stock, including, but not limited to, shares received as a result of a stock dividend, stock split, combination of shares or otherwise, shall be retained by the Company and either delivered together with the applicable shares in accordance with Section 2(f) hereof or forfeited together with the applicable shares in accordance with Section 2(c) hereof.  In no event shall any dividend or distribution be paid later than 2-1/2 months after the calendar year in which such dividend or distribution is no longer subject to a substantial risk of forfeiture.

 iv)              Other Restrictions.  The Board may impose such other restrictions on the Restricted Stock as it may deem advisable, including, without limitation, stop-transfer orders and other restrictions set forth in the terms of this Agreement or as the Board may reasonably deem advisable.

c.  Forfeiture.  If Employee’s employment terminates before all of the shares of Restricted Stock are vested in accordance in Section 2(d), any of the shares of Restricted Stock that are unvested or otherwise subject to restrictions shall be forfeited to the Company on the effective date of the termination of Employee’s employment.

d.  Vesting; Termination of the Restricted Period.  The shares of Restricted Stock shall no longer be subject to the forfeiture provisions of Section 2(c) (i.e., the shares shall vest) in accordance with the following schedule, to the extent that Employee remains continuously employed by the Company or one of its Subsidiaries:

four equal amounts every year for four years in the amount of %%TOTAL_SHARES_GRANTED,’999,999,999’%-% shares per year, with the vest dates of December 1, [___], December 1, [___], December 1, [___], and December 1, [___], subject to the terms and conditions set forth in this Agreement and in the plan.

e.  Vesting Upon Death.  In the event of the termination of the Employee’s employment due to death while the Restricted Stock award is outstanding, such award shall immediately become fully vested, notwithstanding the vesting schedule in this Agreement, provided that:

(i)           the Employee had at least one full year of service with the Company and had not been on probation during the 24-month period preceding death;

(ii)           the Employee had not been on disability leave for longer than two consecutive years at the time of death; and

(iii)           the Employee’s death was not due to suicide or did not result from any illness, injury, or disease that resulted from illegal drug use; was not incurred while the Employee was engaged in criminal conduct; and was not intentionally self-inflicted.

f.  Delivery following Vesting.  Promptly after they become vested, the Company shall deliver to Employee (or Employee’s legal representative) the shares of vested Restricted Stock; provided, however, that the Company need not deliver such shares to Employee until Employee has paid or caused to be paid all taxes required to be withheld pursuant to Section 3 hereof.

3.                 Withholding.  The Company may withhold any taxes resulting from this Agreement that the Company determines it is required to withhold under the laws and regulations of any governmental authority, whether federal, state or local and whether domestic or foreign.  Subject to applicable legal requirements, Employee may elect to satisfy such withholding requirements either by (i) delivery to the Company of a certified check prior to the delivery of shares of Restricted Stock which are vested pursuant to Section 2, or (ii) another method of payment, but only if agreed to at the time by the Company

4.                 Notice.  All notices, requests, demands, waivers and communications required or permitted to be given hereunder shall be in writing and shall be delivered in person or mailed, certified or registered mail with postage prepaid, or sent by facsimile, as follows:

If to the Company, to:

Acorda Therapeutics, Inc.
420 Saw Mill River Road
Ardsley, NY  10502
Facsimile: (914) 347-4560
Attention:  Chief Financial Officer

If to Employee, to his or her last known mailing address specified in the Company’s employee records.

or to such other address as either party hereto shall specify by notice in writing to the other party in accordance with this Section.  All such notices, requests, demands, waivers and communications shall be deemed to have been received on the date when given unless mailed, in which case on the third business day after the mailing.

5.                 No Employment Rights.  The Employee shall not have any rights to continued employment by the Company or any Subsidiary by virtue of the grant of the Restricted Stock.

6.                 Award Subject to Plan.  Employee acknowledges receipt of a copy of the Plan.  The Restricted Stock grant has been made pursuant to the Plan and is in all respects subject to the terms and conditions thereof.  In the event of any conflict between this Agreement and the Plan, the terms of the Plan shall control

7.                 Board Determinations.  In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by this Agreement, the determination by the Board (or the Committee established by the Board to administer the Plan) of the rights of the Employee shall be conclusive, final and binding upon Employee and upon any other person who shall assert any right pursuant to this Agreement.

8.                 Change in Control.  In the event a Change in Control occurs, the shares of Restricted Stock shall be treated as specified in the Plan.

9.                 Assignment.  The Company may assign its rights hereunder.  Employee may not assign any of his rights hereunder.  Neither party may assign any of their obligations hereunder.

10.               Entire Understanding.  This Agreement and the Plan constitute the entire understanding between the Employee and the Company regarding the Restricted Stock, except that any terms and conditions in any written employment or similar agreement with the Company or one of its Subsidiaries regarding the vesting of the Restricted Stock shall be deemed incorporated by reference.  Any prior agreements, commitments, or negotiations concerning the Restricted Stock (other than terms and conditions in a written employment or similar agreement with the Company or one of its Subsidiaries regarding the vesting of the Restricted Stock) are superseded.

11.               Online Acceptance.  By online acceptance of this Restricted Stock Award via the E-Trade website, the Employee acknowledges that he or she has reviewed and agrees to be bound by the terms and conditions hereof.

Option No.	[__]	Shares

ACORDA THERAPEUTICS, INC.

2015 Omnibus Incentive Compensation Plan
Non-Statutory Stock Option Certificate

Acorda Therapeutics, Inc. (the “Company”), a Delaware corporation, hereby grants to the person named below an option to purchase shares of Common Stock, par value $0.001 per share, of the Company (the “Option”) under and subject to the Company’s 2015 Omnibus Incentive Compensation Plan (the “Plan”) exercisable on the following terms and conditions and those additional Terms and Conditions set forth on the reverse side of or attached to this Certificate:

Name of Optionee:
Address:
Social Security No:
Number of Shares:
Option Price:	$
Date of Grant:
Vesting Start Date:

Exercisability Schedule

The option shall vest to the extent of 25% of the Number of Shares specified above every three (3) months for one (1) year, starting from the Vesting Start Date specified above, with the last vest to be on [__], subject to the terms and conditions set forth in this Certificate and in the Plan.

Expiration Date:

Other Special Provisions:

The Option is not an Incentive Stock Option under section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

By online acceptance of this Option via the E-Trade website, the Optionee acknowledges that he or she has reviewed and agrees to be bound by the terms and conditions hereof.

ACORDA THERAPEUTICS, INC.

Dated:           _________                                           By:
Name: Ron Cohen
Title: President & CEO

ACCEPTED:

______________________________                                                              Dated: _______________

ACORDA THERAPEUTICS, INC. 2015 OMNIBUS INCENTIVE COMPENSATION PLAN

Non-Statutory Stock Option Terms and Conditions

1.      Plan Incorporated by Reference.  This Option is issued pursuant to the terms of the Plan and may be amended as provided in the Plan.  Capitalized terms used and not otherwise defined in these Terms and Conditions or the Non-Statutory Stock Option Certificate to which these terms and conditions are attached (the “Certificate”) have the meanings given to them in the Plan.  The Certificate and these Terms and Conditions do not set forth all of the terms and conditions of the Plan, which are incorporated herein by reference.  The Committee administers the Plan and its determinations regarding the operation of the Plan are final and binding.  The Optionee acknowledges receipt of a copy of the Plan, and additional copies of the Plan may be obtained upon written request without charge from the Company. In the event of a conflict between the Plan, on the one hand, and the Certificate and these Terms and Conditions, on the other, the terms of the Plan shall control.

2.      Option Price.  The price to be paid for each share of Common Stock issued upon exercise of the whole or any part of this Option is the Option Price set forth on the face of the Certificate.

3.      Exercisability Schedule.  This Option may be exercised at any time and from time to time for the number of shares and in accordance with the exercisability schedule set forth on the face of the Certificate (or to the extent the Option otherwise vests as provided herein), but only for the purchase of whole shares.  This Option may not be exercised as to any shares after the Expiration Date.

           4.      Method of Exercise.  To exercise this Option, the Optionee shall deliver written notice of exercise to the Company in a form specified by the Company stating the number of shares with respect to which the Option is being exercised accompanied by payment of the Option Price for such shares in cash, by certified check or in such other form that is approved at the time by the Committee  Promptly following such notice, the Company will deliver to the Optionee a certificate representing the number of shares with respect to which the Option is being exercised.

5.      Non-Statutory Stock Option.  The Option is a Non-Statutory Stock Option.

6.      Rights as a Stockholder or Director.  The Optionee shall not have any rights in respect of shares as to which the Option shall not have been exercised and payment made as provided above.  The Optionee shall not have any rights to continued service on the Board (or otherwise) by virtue of the grant of this Option.

7.      Option Not Transferable.  This Option is not transferable by the Optionee otherwise than by will or the laws of descent and distribution, and is exercisable, during the Optionee’s lifetime, only by Optionee.  Any attempted assignment, transfer, pledge, hypothecation or other disposition other than in accordance with the terms set forth herein and in the Plan shall be void and of no effect.

8.      Compliance with Securities Laws.  It shall be a condition to the Optionee’s right to purchase shares of Common Stock hereunder that the Company may, in its discretion, require (a) that the shares of Common Stock reserved for issue upon the exercise of this Option shall have been duly listed, upon official notice of issuance, upon any national securities exchange or automated quotation system on which the Company’s Common Stock may then be listed or quoted, (b) that either (i) a registration statement under the Securities Act of 1933 with respect to the shares shall be in effect, or (ii) in the opinion of counsel for the Company, the proposed purchase shall be exempt from registration under that Act and the Optionee shall have made such undertakings and agreements with the Company as the Company may reasonably require, and (c) that such other steps, if any, as counsel for the Company shall consider necessary to comply with any law applicable to the issue of such shares by the Company shall have been taken by the Company or the Optionee, or both.  The certificates representing the shares purchased under this Option may contain such legends as counsel for the Company shall consider necessary to comply with any applicable law.

9.      Payment of Taxes.  The Optionee shall pay to the Company, or make provision satisfactory to the Company for payment of, any taxes required by law to be withheld with respect to the exercise of this Option.  The Committee may, in its discretion, require any other Federal or state taxes imposed on the sale of the shares to be paid by the Optionee.  If and only if the Committee provides authorization in its discretion, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the exercise of this Option, valued at their Fair Market Value on the date of delivery.  The Company and its Subsidiaries may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Optionee.

10.         Termination.  Except as otherwise provided by the Committee at the time the Option is granted or any amendment is made thereto, upon an outside director’s termination of membership on Acorda’s Board, the Option shall be forfeited except that, to the extent vested at the time of such termination, the Option shall remain exercisable for twelve (12) months, or such other period as the Board may determine in its discretion, to the extent consistent with Section 409A of the Code.

11.         Vesting Upon Death.  In the event of the termination of the Optionee’s membership on the Company’s Board of Directors due to death while this Option is outstanding, this Option shall become fully vested, notwithstanding the vesting schedule in the Certificate, provided that:

(i)      the Optionee had at least one full year of service with the Company and had not been on probation during the 24-month period preceding death;

(ii)      the Optionee had not been on disability leave for longer than two consecutive years at the time of death; and

(iii)      the Optionee’s death was not due to suicide or did not result from any illness, injury, or disease that resulted from illegal drug use; was not incurred while the Optionee was engaged in criminal conduct; and was not intentionally self-inflicted.

12.         Change in Control.  In the event a Change in Control occurs, the Option shall be treated as specified in the Plan.

13.         Board Determinations.  In the event that any question or controversy shall arise with respect to the nature, scope or extent of any one or more rights conferred by the Certificate or these Terms and Conditions, the determination by the Board (or the Committee established by the Board to administer the Plan) of the rights of the Optionee shall be conclusive, final and binding upon Optionee and upon any other person who shall assert any right pursuant to the Certificate or these Terms and Conditions.

14.         Entire Understanding.  The Certificate, these Terms and Conditions, and the Plan constitute the entire understanding between the Optionee and the Company regarding the Option, except that any terms and conditions of the Company’s written director compensation policy applicable to the Option shall be deemed incorporated by reference.  Any prior agreements, commitments, or negotiations concerning the Option (other than the Company’s written director compensation policy) are superseded.